Exhibit 99.3
Armstrong World Industries Investor Presentation July 28, 2014 July 28, 2014
Our disclosures in this presentation, including without limitation, those relating to future financial results guidance, and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Those statements provide our future expectations or forecasts and can be identified by our use of words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "outlook," "target," "predict," "may," "will," "would," "could," "should," "seek," and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance, including, in this presentation, all statements and projections relating to the building products "mid-cycle" outlook. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the "Risk Factors" and "Management's Discussion and Analysis" sections of our recent reports on Forms 10-K and 10-Q filed with the SEC. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law. The information in this presentation is only effective as of the date given, July 28, 2014, and is subject to change. Any distribution of this presentation after July 28, 2014 is not intended and will not be construed as updating or confirming such information.In addition, we will be referring to "non-GAAP financial measures" within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are can be found in our SEC filings and on the Investor Relations section of our website at www.armstrong.com.Armstrong competes globally in many diverse markets. References to "market" or "share" data are simply estimations based on a combination of internal and external sources and assumptions. They are intended only to assist discussion of the relative performance of product segments and categories for marketing and related purposes. No conclusion has been reached or should be reached regarding a "product market," a "geographic market" or "market share," as such terms may be used or defined for any economic, legal or other purpose. Safe Harbor Statement
Basis of Presentation Explanation When reporting our financial results within this presentation, we make several adjustments. Management uses the non-GAAP measures below in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods. As reported results will be footnoted throughout the presentation. We report in comparable dollars to remove the effects of currency translation on the P&L. The budgeted exchange rate for 2013 was used for all currency translations in 2013 and prior years. Guidance is presented using the 2014 budgeted exchange rate for the year. We remove the impact of discrete expenses and income. Examples include plant closures, restructuring actions, and other large unusual items. Taxes for normalized Net Income and EPS are calculated using a constant 39% for 2013 results and 2014 guidance, which are based on the expected full year historical tax rate. All figures throughout the presentation are in $ millions unless otherwise noted. Figures may not add due to rounding. Comparable Dollars Other Adjustments Net Sales Yes No Gross Profit Yes Yes SG&A Expense Yes Yes Equity Earnings Yes Yes Operating Income Yes Yes Net Income Yes Yes Cash Flow No No Return on Capital Yes Yes EBITDA Yes Yes What Items Are Adjusted
Investment Highlights Diversified $2.7 billion global building products company with leading positions in most key markets and productsDriving value creation through: Recovery in North AmericaU.S. Commercial is our most profitable business with 35-45% margins Growth in International MarketsExecuting on emerging market investments and recovery in developed markets Leveraging innovation to drive profitable growthFocus on design, environmental leadership, installation and application enhancementsNew product benefits to drive improved mix Focused on creating shareholder value
Global Business Overview
Armstrong Highlights 35 Manufacturing Facilities in 8 Countries 30% % of Sales from Innovative New Products Introduced in the Past 5 Years 8,600+ Team Members Worldwide Billion WorldwideSales 2.7 80% North American Commercial Distributors have been with AWI for 20+ years 100+ Countries have Armstrong Ceilings or Floors Customer Relationships Worldwide 9,000+ 80 Billion Square Feet of Installed Commercial Space in the U.S. Millions of Installations Globally

Armstrong's Global Manufacturing Footprint

Armstrong



UK
Team Valley
Stafford
#1 in ceilings in Europe
GERMANY
Munster
Deimenhorst
Bietigheim
AUSTRIA
Rankwell
#1 in both floors and ceilings in North America
FRANCE
Pontarlier
CANADA
Montreal
#1 in ceilings and Top 3 in floors in China
CHINA
Wujiang
Shanghai
#1 in ceilings in India
USA
St. Helens, OR
Lancaster, PA
Marietta, PA
Beech Creek, PA
Titusville, PA
Lancaster, PA
Stillwater, OK
Jackson, TN
Oneida, TN
Beverly, WV
Warren, AR
South Gate, CA
Pensacola, FL
Kankakee, IL
Somerset, KY
West Plains, MO
Jackson, MS
Vicksburg, MS
Millwood, WV
Hilliard, OH
AUSTRALIA
Braeside
#1 in both floors and ceilings in Australia

7

Inspiring Great Spaces™
2013 Business Segment and End-Use Profile Diversified revenue profile across products and end-use applications (CHART) $920 $535 $1,265 $2,720 45% 20% 25% 10% 65% 30% 5% 65% 35% 30% 5% 45% 20% * Residential products are sold in North America only North America R&R in Americas is closer to 80%
(CHART) EBITDA Performance EBITDA growth in all businesses despite challenging macro environment 2010 EBITDA 2013 EBITDA $370M $310M Worldwide Ceilings Worldwide Resilient Wood 2010 2013 2010 2013 2010 2013 Sales $1.1B $1.3B 10.7% $1.0B $920M (9.7%) $480M $535M 11.2% EBITDA as % of Sales 22% 26% + 360 bps 7% 10% + 370 bps 1% 3% + 220 bps *Pension credit of $48 million in 2010 partially offset corporate expense, but net pension expense of $3 million in 2013 provided no offset to corporate expense. Worldwide Ceilings Worldwide Resilient Wood Corporate* 20%

Key Milestones – Positive Momentum

Armstrong

	2010	2011	2012	2013 / 2014
Management	New CEO and CFO	New global Ceilings CEO		New CFO and global Flooring CEO Both internal promotions
Capital Market Activity	Leverage recap and $800M special dividend		$500M special dividend	Armstrong repurchases ~5M shares ($260M)
Cost Management Initiatives	Announced $150M cost out initiative	Cost out initiative raised to $165M and then $185M	Cost out initiative concluded > $200M in 2012	Delivered over $20M in manufacturing productivity in 2013
Portfolio Management		Simplex ceilings acquisition (Architectural Specialties)	Divestiture of Cabinets and Patriot flooring distribution businesses	Growth through focus on innovation, product adjacency opportunities, design and environmental leadership
Organic Investment	Announced organic investment in emerging markets – began construction of 3 plants in China	Announced construction of Ceilings plant in Russia		Completion of Chinese facilities in 2013 and Russian facility in early 2015 Announced North American LVT manufacturing investment with expected completion in 1H 2015

10

Inspiring Great Spaces™

Positioned for a North American Commercial Recovery

Armstrong





- North American plants located in key distribution areas
  - Over 20 plants in North America – aids in distribution, recycling of product and customer relationships
- Ability to capitalize on increased volume
  - Current plants are running at ~70% capacity utilization; can support increase in volume
  - A 10% increase in volume would require an increase in production workforce by 2%
  - 35% – 45% margins
- Enormous base of existing installations creates ability to leverage annuity stream

Our most profitable market – recovery drives strong earnings growth

11

Inspiring Great Spaces™

Positioned for Global Growth

Armstrong





- Executing on emerging markets growth investments
  - Three China plants up and running
  - China metal ceilings plant on-line by 2015
  - Closely monitoring conditions in Russia; on the ground operations continue as normal, plant scheduled to begin shipping Q1 2015
- Global manufacturing footprint we need for the coming years is in place
  - Remain confident on benefits of growth in key markets, but timing uncertain
- We have remained agile to market conditions
  - Ability to redeploy assets based on regional opportunities

12

Inspiring Great Spaces™
Protect and grow our North American businessesInvest and grow in key international and emerging marketsOptimize our portfolio through ongoing evaluation of strategic opportunities by business, by geography and across the company Seek adjacent opportunities to expand our product line and geographic reachBuild on our core competency of driving specifications in the architect and designer communities while working with our distribution partners to create and enhance value Armstrong's Business Priorities
Armstrong Ceilings Overview
Global Ceilings Revenue and Product Mix Commercially oriented business with diverse end-use applications Sales by End-use Segment Office Retail Education Healthcare Segment % of Business Office 30% - 40% Retail 20% - 30% Education 15% - 25% Transportation / Other 10% - 20% Healthcare 5% - 15% (CHART) (CHART) (1) Consists of wood, metal and other alternative material ceilings manufactured or sourced by the company

WAVE – Armstrong/Worthington 22-Year JV





- Seamless customer relationship – customers buy an Armstrong ceiling system
- Greater than 100% ROIC
- Over $225 million in cash dividends to Armstrong from 2011 to 2013
- 8 Manufacturing plants in 5 countries
- Products and services help drive specifications and deliver efficiency to contractors

Integral to Armstrong Ceiling business success

16

Inspiring Great Spaces™
Strategic Priorities Go-to-market and fulfillment investments Results 2010 - 2013 Americas EBITDA margin +900 bps Strengthen our position in core markets Position to benefit from commercial recoveryExpand margins and drive mix 1 >15% sales CAGRExpanded capacity Build a leadership position in key emerging markets 2 >10% sales CAGR (2011-2013)Margin expansion while investing for growth Build a global leadership position in Architectural Specialties Differentiated capability build-out 3
Sales and margin growth despite market challenges Sales up 7% despite flat global volumesEBITDA margins up 350 bps - price, mix, earnings from WAVE and cost improvement Global Ceiling Sales and EBITDA Sales ($ Millions) EBITDA Margin (CHART)

Regional Mix


Americas
Sales ($ Millions)
800
700
600
50%
45%
40%
35%
30%
25%
2010
2013

- Sales +12% despite lower volumes
- EBITDA margin expands 900 bps – price, mix, manufacturing productivity, WAVE earnings


EMEA
400
350
300
10%
8%
6%
4%
2%
0%
2010
2013

- ~20% sales growth in UK, Russia and Middle East
- Offset by market contraction in Continental Europe
- Significant Russia plant start-up investment began in 2013


Pacific Rim
200
150
100
25%
20%
15%
10%
5%
0%
EBITDA Margin
2010
2013

- Growth in India and China offset Australia market decline
- Remains an investment story to expand sales and manufacturing capacity for region

Global improvements led by North America

19

Inspiring Great Spaces™

Architectural Specialties (AS) Overview

Armstrong

What Is AS?





- Specialty ceiling systems targeted at customer need for a design-oriented aesthetic
- Same customer as mineral fiber ceilings, often combined on the same project
- Many different materials and product forms
- Lower volume, higher price, sometimes involving custom design and engineering

What Makes Armstrong Unique?

Broadest portfolio of on-trend specialty ceiling solutions in the world

A "high touch" service model

Easiest To Do Business With

Consistently high level of quality

Global footprint to support global projects

Enhancing our value to core customers in a differentiated way

20

Inspiring Great Spaces™

Investing in Our Global AS Footprint

Armstrong



Stafford, UK
New plant being built for Asia, co-located with new mineral fiber plant
Wujiang, China
Montreal, Canada
Montreal, Canada
Stafford, UK
Moscow, Russia
St. Gallen, Switz.
Paris, France
Lancaster, US
Shanghai and Beijing, China
Dubai, UAE
Guangzhou, China (JV)
Mumbai, India
Capability and capacity expansion completed in 2013
Rankweil, Austria
The top 200 global architects estimate that ~50% of their revenues come from outside their home country
Sydney, Australia
Capability and capacity expansion underway, complete in 1Q14
Armstrong factory
Engineering office

Network provides advantaged local service and global leverage that aligns with how our customers do business

21

Inspiring Great Spaces™

The AS Financial Equation

Armstrong

Big Penetration Opportunity	×	Attractive Stand-Alone Economics	×	Total Ceilings Portfolio Synergies
• **$2B market** opportunity • **Highly incremental** – fragmented regional competition		• **Incremental margin%** same as total ceilings • **ROIC% > total ceilings** • **Lower fixed asset intensity**		• **Unique multi-product specifications** • **Customer loyalty driver** • **"Pull-through" effect on core mineral fiber ceilings**

=

An attractive ROIC-accretive global growth engine within the ceilings segment

22

Inspiring Great Spaces™
"Freedom Tower" - Conde NastRecently won the ceilings supply for Conde Nast, an anchor tenant for this iconic building, taking 25% of the floorsWhy Armstrong:Only company able to combine our acoustical tile, Architectural Specialties and grid solutions to effectively meet customer's challenging needsProvided design services to enable a unique visualAbility to support a compressed construction schedule Case Study: One World Trade Center Case Study: One World Trade Center
Leverage global reach and scaleWin specification gameMulti-product offering ... 1-stop shoppingSupported with design servicesRemodel opportunityPrepared for demand uptick Global Ceilings Summary
Armstrong Flooring Overview
Global Flooring Revenue Mix Balanced exposure to Residential and Commercial recovery Commercial40% Residential60% Total Business (CHART) Remodel70% New30% (CHART) Remodel75% New25% Commercial Residential Office 5% - 15% Retail 15% - 25% Education 20% - 30% Healthcare 20% - 30% Other 15% - 25% Commercial Sales by End-Use Segment
80% of sales in North America - the core earnings driver of the businessMix of Commercial and Residential in North AmericaResidential is a North American business - business outside of North America is all Commercial Geographic and Product Mix 2013 Sales by GeographyTotal = $1.5B 2013 Sales by Product (CHART) (CHART) (CHART)
Sales down 3% due to volume declines, product exits in Europe and divestiture of the Patriot distribution businessEBITDA margins improve almost 300 bps despite volume declines and investments in China (CHART) Global Flooring Total Sales and EBITDA Aggressively remixing portfolio to faster growth markets and products while dramatically lowering costs EBITDA Margin Global Flooring Sales and EBITDA Sales ($ Millions)

Resilient Flooring

Armstrong


Sales ($ Millions)
Americas
700
650
600
20%
15%
10%
5%
2010
2013
EMEA
350
250
150
0%
-1%
-2%
-3%
-4%
-5%
2010
2013
Pacific Rim
100
75
50
15%
10%
5%
0%
-5%
2010
2013
EBITDA Margin

- Sales down only 2% despite double digit volume declines
- Margins expand 675 bps despite negative volume leverage (manufacturing productivity, mix and price all improve)

- Dramatic cost actions have not been sufficient with European downturn
- Structurally challenged business

- Sales flat; Weakness in Australia, but China sales +60%
- EBITDA margins impacted by plant / commercial investment in China and Australian weakness

North American performance drives segment profit growth

29

Inspiring Great Spaces™
Wood - A Cyclical Business With the right strategy, Wood can deliver above cost of capital through cycle Leadership share in North America; sales still ~ 40% off peakAt trough volumes in 2011 and 2012, EBITDA margins were +10% and ROIC was +8%Nearly $50M in commodity inflation in 2013; estimating another $30-$35M in 2014New strategy to cap production, price for anticipated inflation and drive higher mix paid off in first half of 2014 (CHART) Sales ($ Millions) Wood Sales and EBITDA EBITDA Margin
Our Strategy Residential Flooring Goals: Extend leadership share and returns Where To Play:Significantly increase share in fast-growing LVTProtect our leading share position in Sheet Vinyl Expand accessories and floor care solutions Commercial Flooring Where To Play:Win in the Healthcare, Education and Retail sectorsDramatically increase share in fast-growing LVTProtect our leading share position in VCT in North America Drive disproportionate sales and profit growth in fast-growing emerging markets Goals: Restore wood attractiveness and extend leadership share and margins in resilient

Retail Case Study – RITE AID

Armstrong


RITE AID
RITE AID





Why Armstrong

Product Solutions • Design Leadership • Brand Recognition

- LVT in all stores / BBT in most stores
- Bamboo & striated visual
- Environmental statement (bio-based tiles)
- Local access, fast installation and easy to maintain

Partnership

Consultative • Service • Reliability

- 2012: Striations bio-based tile as a prototype
- 2013: Over 420 stores refurbished
- 2014: Planning over 460 locations (continued expansion 2015)

TARGET

GANDER MTN. WE LIVE OUTDOORS

Sector: Refresh drives traffic – likely source of pent up demand

32

Inspiring Great Spaces™

Armstrong Flooring – Summary



- Resilient flooring is a valuable franchise with significant incremental margins
- Executing our plan to restore Wood structural attractiveness
- Driving strong growth in emerging markets
- Better utilizing our global footprint to lower costs and speed innovation
- Clear strategies to win

33

Inspiring Great Spaces™
Growth through Innovation

Renewed Focus on Innovation

Armstrong



Patent Activity
First Filed Utility Applications
# of Patent Applications
40
30
20
10
0
2010
2011
2012
2013



New Product Sales*
% of Sales
30%
20%
10%
0%
2010
2011
2012
2013

* Metric based on % of total sales for products introduced in the last five years.

- Dynamic strategy driven by customer needs
- Deploying new product development, R&D, and technical resources globally to the highest value creation opportunities
  - Development of global and multi-generational product platforms
  - Patent applications increased more than 5x since 2010
- Differentiation that is valued by customers = higher margins
- Innovation is not limited to just new products but extends to "how" we do business

Innovation efforts accelerating

35

Inspiring Great Spaces™
Inspiring Great Spaces through Leadership in Product Innovation Calla(tm) Now your interior space can have the smoothest textured mineral fiber ceiling panel available. A Calla ceiling has the monolithic visual of drywall with easy access to the plenum. Calla is now available in Colorations(tm), 14 standard colors or custom painted colors. Create a totally integrated system using Colorations with 9/16" Suprafine(r) suspension systems and Axiom(r) trim. Calla also offers: sound absorption (NRC) and sound blocking (CAC), high light- reflectance, 68% recycled content. Architectural Remnants - Architectural Salvage Calla Colorations(tm) Colorfully integrated!Now you don't have to choose between color and acoustics... Colorations(tm) on smooth- textured Calla(tm) ceiling panels offers a choice of 13 standard or custom painted colors. Colorations(tm) also enables a completely harmonized look with coordinating colors available for suspension systems and trim. Collaboration and partnership with Sherwin Williams allows for thousands of made to order custom paint colors for a truly unique look. Look for Colorations(tm) standard colors translated on SoundScapes(r) Canopies, SoundScapes Shapes, SoundScapes Systems Blades(tm), and Infusions(r) Canopies. FLIP(tm) is a hand-held spray adhesive. This innovative flooring spray adhesive allows contractors and installers to turn a small room in less time, returning the area to a functional revenue-generating space quicker. FasTak(tm) & iset(tm) are factory applied adhesive systems for residential and commercial LVTImmediate occupancy, no wet glueFast & easy install, repair, and replace Bridge to Future Growth in Developed Markets Architectural Remnants brings back timeworn charm. It provides the look of reclaimed wood flooring with HYDRACORE(tm) PLUS, giving it a more substantial feel and the solid sound of real hardwood. VISIONGUARD(r) protects the surface of the floor from stains, fading, and wear-through and makes cleaning easy and stress-free. Received recognition in Better Homes & Gardens' Kitchen + Bath magazine as one of the 30 most innovative products for 2014, and was awarded "Best in Innovation" at Surfaces in 2014. SoundScapes Shapes Innovations in installation and design that inspire customers
(CHART) 2003 2013 Ultima / Optima Fissured / Cortega Acoustics (NRC) Light Reflect Recycle Content Anti Mold/Mildew Warranty 0.70 / 0.90 0.90 86% / 71% Yes 30 Years Acoustics (NRC) Light Reflect Recycle Content Anti Mold/Mildew Warranty 0.55 0.81 / 0.82 41% No 1 Year Bubble size represent percent of category sales Standard product sales price up >90% Better products yield better pricing Mix Evolution - Ceilings Americas Innovation enables gains in price and mix

Mix Revolution - Residential Floor Tile

Armstrong


Residential Tile Growth
Net Sales ($M)
$150
$100
$50
$0
2008
2013
$1.00
$0.75
$0.50
$0.25
Avg selling price
Sales
ANSP

From:


Standard residential tile offering in 2008

- Sales CAGR ~5x volume growth during this time period
- Direct Margin $'s grew at a CAGR of >33%

To:


Alterna - Allegheny Slate – Copper Mountain


Luxe with FasTak – Groveland - Natural

- Growth driven by category expansion, product innovation and new introductions:
  - Alterna, groutable engineered stone tile utilizes proprietary technology to mimic the detail, texture and variation of natural stone
  - Luxury vinyl plank offerings such as Luxe, Natural Living, Natural Personality
- Present & Future Growth
  - Alterna features multiple sizes and wall installation
  - LVT domestic production enables Armstrong to expand offering and increase speed to market
  - New innovations in installation (FasTak) and evolution of design establish Armstrong as the market leader

Innovation led growth driving "mix up" within the category and improved profitability

38

Inspiring Great Spaces™
Financial Summary
Positioned to benefit from North American commercial recoveryCapture growth in established international and emerging marketsMaintain a flexible balance sheetGenerate significant free cash flow to fund investments and return value to shareholders Focused on Value Creation ROIC is our key long-term financial metric
(CHART) Adjusted EBITDA History ($430) ($195) $105 $15 ($50) $215 A history of driving Price > Inflation $370 ($ Million) $310 2006 2007 2008 2009 2010 2011 2012 2013 2014 Est. Sales $3.26B $3.30B $3.14B $2.66B $2.65B $2.68B $2.62B $2.72B $2.7 - $2.8B EBITDA $400M $433M $401M $310M $310M $376M $402M $371M $370 - $400M EBITDA as % of Sales 12.3% 13.1% 12.8% 11.6% 11.7% 14.0% 15.3% 13.6% ~14.0% Discrete cost-out program 2010 - 2012 drove over $200M of savings in SG&A and Manufacturing $400
Cash Flow History Significant cash investments and returns to shareholders Created and maintained an efficient balance sheet Cash generation aided by low cash tax rate from Chapter 11 Net Operating Loss (NOL) carry-forwardPrioritized investments in capital expenditures to drive global growthReturned surplus cash via special dividends and share repurchase (CHART) $1,180 $135 ($ Millions) Includes $275M of strategic investments
Well-positioned and efficient balance sheet Balance Sheet - 6/30/14 Net Debt $965M LTM EBITDA $375M Leverage 2.6x No significant maturities until 2018Considerable covenant headroomRecent ratings upgrade to BB (positive) from S&PSufficient liquidityFully funded US pension plan; no contributions in >20 years Current Leverage (CHART) (CHART)
*Data lagged to correspond to timing of Armstrong sales (CHART) Non-Residential Starts (M sq ft) Housing Starts (K) "Mid-cycle" occurs when market conditions support recovery of 2/3 of volume vs. peak in 2007Timing of end-use sector likely to be unevenContinued price and mix gainsOutsized sales growth in emerging markets and AS Market recovery key to sales and profit rebound Mid-Cycle Outlook (CHART) Volumes in North America and Europe down >30% from peak in 2007Price and mix gains partially mask the severity of the downturn
Path to Growth - Adjusted EBITDA margin High incremental margins on new business expected to drive increased margins in "mid-cycle" (CHART) (CHART) Margin on Incremental Volume Ceilings 30% - 45% Resilient 25% - 35% Wood 25% - 30% 30% 20% 10% 0% 30% 20% 10% 0%

Mid-Cycle EBITDA



EBITDA: 2007 – Mid-Cycle
EBITDA ($ Millions)
800
600
400
200
0
-200
$430
$310
$370
~$750
2007-Peak
2010-Trough
2013
Mid-cycle
Ceilings
Resilient
Wood
Corp

- Sales drives profitability via volume recovery and continued price and mix gains
- Investments in China, Russia and LVT boost future profitability
- Mid-cycle includes an incremental $80M of non-cash U.S. pension expense versus the 2007 earnings peak
- Anticipate free cash flow of $300 - $350M

Multiple drivers of future profitability growth and cash flow

46

Inspiring Great Spaces™
Free cash flow will increase significantly as plant builds wind down in early 2015Partially offset by increased US cash taxes as foreign tax credits are consumed in 2014 and 2015Prioritize use of capitalCapital expenditures to drive organic growthAcquisitionsReturn value to shareholders (dividends and/or share repurchases)Target 2-3x net leverage on trailing 12-month EBITDA Capital Deployment Future cash distributions likely to be less episodic than in the past
Investment Highlights Diversified $2.7 billion global building products company with leading positions in most key markets and productsDriving value creation through: Recovery in North AmericaU.S. Commercial is our most profitable business with 35-45% margins Growth in International MarketsExecuting on emerging market investments and recovery in developed markets Leveraging innovation to drive profitable growthFocus on design, environmental leadership, installation and application enhancementsNew product benefits to drive improved mix Focused on creating shareholder value
Financial Overview Appendix
(CHART) $16 EBITDA Bridge - Full Year 2013 vs. Prior Year 50 ($23) ($9) $29 $6
(CHART) (CHART) EBITDA Bridges - 2014 Results vs. PY ($10) ($3) ($11) ($8) $1 $10
2014 Estimate Range (1) 2014 Estimate Range (1) 2014 Estimate Range (1) 2013 (2) Variance Variance Variance Net Sales(3) 2,700 to 2,800 2,700 0% to 4% Operating Income(4) 245 to 270 257 (5%) to 5% EBITDA 370 to 400 366 1% to 9% Earnings Per Share(5) $2.15 to $2.40 $1.98 9% to 21% Free Cash Flow 20 to 60 68 (71%) to (12%) Guidance is presented using 2014 budgeted foreign exchange rates2013 results are presented using 2014 budgeted foreign exchange rates2014 and 2013 net sales include the impact of foreign exchangeAs reported Operating Income: $215 - $240 million in 2014 and $239 million 2013As reported earnings per share: $1.50 - $1.75 in 2014 and $1.71 in 2013 Key Metrics - Guidance 2014
2014 Financial Outlook $30 - $40 million vs. 2013 Adjusted Gross Margin 25 to 75 bps vs. 2013 Raw Material & Energy Inflation Manufacturing Productivity* Earnings from WAVE Cash Taxes/ETR* Q3 Capital Spending Exclusions from EBITDA* Net sales include foreign exchange impactAs reported ETR of 49% for 2014 * Changed from April Outlook SG&A* 16.5% to 17.0% of sales $0 - $5 million vs. 2013 $25 - $35 million; Adjusted long-term ETR of ~39%(2) Sales(1) $740- $780 million; EBITDA $110 - $130 million $195 - $215 million $15 - $20 million
2013 2012 V EBITDA- Adjusted $371 $402 ($31) Depreciation and Amortization (109) (100) (9) Operating Income - Adjusted $262 $302 ($40) Foreign Exchange Movements (5) - (5) Cost Reduction Initiatives (18) (13) (5) Accelerated Depreciation and Impairments (not included above) - (12) 12 Impairment - (6) 6 Operating Income - As Reported $239 $271 ($32) Interest (Expense) Income (67) (51) (16) EBT $172 $220 ($48) Tax (Expense) Benefit (71) (76) 5 Net Income $101 $144 ($43) Full Year - Adjusted EBITDA to Reported Net Income
Management Team
Matthew J. Espe, Chief Executive Officer and President In July 2010, Matthew J. Espe was appointed CEO of Armstrong World Industries, Inc., in Lancaster, Pennsylvania. Matt brings 30 years of experience in sales, marketing, distribution and management with global manufacturing businesses to Armstrong. In his previous role at Ricoh Americas Corporation, a subsidiary of Ricoh Company, Ltd., he served as chairman and CEO. Prior, he was chairman and CEO of IKON Office Solutions, Inc., a $4 billion office equipment distributor and services provider with 24,000 employees. Ricoh acquired IKON in 2008. Before joining IKON in 2002, Matt was president and CEO of GE Lighting. In a career that spanned 22 years there, he managed multiple business units as well as functions including sales, marketing, distribution and manufacturing. Along with a wealth of experience, he also brings a finely-tuned global perspective, having led businesses in Europe, Asia and North America. Matt is a former director of Unisys Corporation and Graphic Packaging, Inc. He currently serves on the advisory board at the College of Business and Economics at the University of Idaho and on the advisory council for Drexel University's Lebow College of Business, Center for Corporate Governance. Additionally, Matt is a member of the National Association of Corporate Directors (NACD) and the Wall Street Journal CEO Council. He graduated from the University of Idaho with a bachelor's degree in marketing, and received his MBA from Whittier College. David S. Schulz is senior vice president and CFO of Armstrong World Industries, Inc., in Lancaster, Pennsylvania. Mr. Schulz joined Armstrong in 2011 as vice president, finance for Armstrong Building Products. Prior, he served as CFO of Procter & Gamble Company's Americas snacks division, and from 2008 to 2009 as the finance director for the Coffee business unit of the J.M. Smucker Co. following the merger of P&G's Folgers Coffee Co. with Smucker. His experience covers a wide range of finance leadership positions encompassing operational finance, planning and analysis, mergers and acquisitions, and financial reporting. Well known as a strong business partner, Mr. Schulz actively engages with other functions to drive improvement. Prior to joining Procter & Gamble, Mr. Schulz was an officer in the United States Marine Corps. He earned his bachelor's degree in finance from Villanova University in 1987 and a master's degree in management from the U.S. Naval Postgraduate School in 1993. David S. Schulz, Senior Vice President and Chief Financial Officer
Thomas B. Mangas, Executive Vice President, CEO Armstrong Floor Products Worldwide Victor Grizzle, Executive Vice President, CEO Armstrong Building Products Victor "Vic" Grizzle is executive vice president and CEO, Armstrong Building Products, in Lancaster, Pennsylvania. Mr. Grizzle has 23 years of experience in process improvement, sales, marketing and global business leadership. He comes to Armstrong from Valmont Industries, a $2 billion global leader of infrastructure support structures for utility, telecom and lighting markets, and manufacturer of mechanized irrigation equipment for large scale farming, where he was group president of Global Structures, Coatings and Tubing since 2005. Prior to Valmont, Mr. Grizzle was president of the commercial power division of EaglePicher Corporation, a $700 million diversified manufacturer and marketer of advanced technology and industrial products for space, defense, automotive, filtration, pharmaceutical, environmental and commercial applications. Before that, he spent 16 years at General Electric Corporation. Mr. Grizzle graduated from California Polytechnic University with a Bachelor of Science in Mechanical Engineering. Thomas B. Mangas is executive vice president and CEO of Armstrong Floor Products Worldwide, in Lancaster, Pennsylvania. Mr. Mangas joined Armstrong in February 2010 as Chief Financial Officer leading Finance, Information Technology, Global Business Services and Process Improvement. In November of 2013, he was appointed executive vice president and CEO of Armstrong's global flooring business. Prior to Armstrong, he was vice president and CFO of the $28 billion beauty and grooming business of Procter & Gamble Co. after a steady progression of finance roles at that company. He has broad domestic, international and global experience including implementing tough cost management initiatives, exploiting new growth opportunities, product innovation, acquisition integration, strategic planning, resource allocation, and organization development. He earned his bachelor's degree in Economics and History from the University of Virginia in 1990.
Thomas J. Waters, Vice President Treasury & Investor Relations Thomas J. Waters is Vice President, Treasury and Investor Relations of Armstrong World Industries, Inc. Mr. Waters joined Armstrong in 1998 as Manager, Capital Markets. Since then he has held the positions of Director of Investor Relations, General Manager of Finance and IT for Building Products Europe, General Manager Financial Planning and Analysis for North American Floor Products. He was named Treasurer in 2008, and added investor relations responsibilities in 2010. Prior to Armstrong, Mr. Waters worked for American Airlines in Dallas, TX in both Treasury and Operational Finance roles. Mr. Waters earned a BA from Binghamton University, and a MBA from the Walter A. Haas School of Business at the University of California, Berkeley. Kristy Rohrbaugh is Investor Relations Manager of Armstrong World Industries, Inc., in Lancaster, Pennsylvania. Ms. Rohrbaugh became Investor Relations Manager in December of 2010 and has responsibility for managing all external investor communications. Ms. Rohrbaugh joined Armstrong in November of 2008 as External Reporting Manager. Prior to Armstrong, Ms. Rohrbaugh spent over 5 years in public accounting as an auditor and advisor to clients in the construction engineering, banking, utility, and manufacturing industries with a focus on SEC reporting and Sarbanes-Oxley compliance. Ms. Rohrbaugh is also a Certified Public Accountant and member of the AICPA. She previously served on the board as Treasurer of the York Hospital Auxiliary, a Wellspan affiliated non-profit organization. Ms. Rohrbaugh earned a bachelor of science with dual degrees in Business Administration and Accounting, and an MBA from York College of Pennsylvania. Kristy Rohrbaugh, Investor Relations Manager

Investor Relations Contact Information

Thomas J. Waters
VP, Treasury and Investor Relations

Armstrong World Industries
2500 Columbia Avenue
Lancaster, PA 17604
P: (717) 396-6354
F: (717) 396-6136
E: tjwaters@armstrong.com

Kristy Rohrbaugh, CPA, MBA
Investor Relations Manager

Armstrong World Industries
2500 Columbia Avenue
Lancaster, PA 17604
P: 717-396-6354
F: 717-396-6128
E: ksrohrbaugh@armstrong.com

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